Exhibit 99.1

AUDITED

FINANCIAL STATEMENTS

ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

DECEMBER 31, 2016

ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

CONTENTS

Page

Independent Auditor's Report	1

Financial Statements:

Balance Sheet	2

Statement of Operations and Members’ Equity	3

Statement of Cash Flows	4

Notes to the Financial Statements	5 - 8

INDEPENDENT AUDITOR'S REPORT

To the Members’ of

Entsorga West Virginia LLC

(A Limited Liability Company)

Report on the Financial Statements

We have audited the accompanying financial statements of Entsorga West Virginia LLC (the Company), which comprise the balance sheet as of December 31, 2016, the related statements of operations and Members' equity and cash flows for the year then ended, and the related notes to the financial statements (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entsorga West Virginia LLC as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Freed Maxick CPAs, P.C.

Buffalo, New York
April 27, 2017

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

BALANCE SHEET

As of December 31,

2016
ASSETS

Current assets:
Cash	$4,240
Restricted cash	13,413,446
Total current assets	13,417,686

Restricted cash	6,423,277

Construction in process	9,992,075

Total assets	$29,833,038

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
Accrued expenses and other current liabilities	$524,719
Accrued interest payable	591,608
Total current liabilities	1,116,327

Long-term debt, net of unamortized debt issuance costs	23,451,208

Members' equity:
Members' equity	5,265,503
Total member's equity	5,265,503

Total liabilities and members' equity	$29,833,038

See accompanying notes.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

STATEMENT OF OPERATIONS AND MEMBERS' EQUITY

For the Year Ended December 31,

2016

Revenues	$-

Cost of revenues	-

Gross profit	-

General and administrative expenses	151,691

Operating loss	(151,691)

Interest expense	67,339

Net loss	(219,030)

Members' equity - beginning of year	250,933

Contributions	5,233,600

Members' equity - end of year	$5,265,503

See accompanying notes.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

STATEMENT OF CASH FLOWS

For the Year Ended December 31,

2016

Cash flows from operating activities:
Net loss	$(219,030)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt issuance costs	67,339
Increase in liabilities:
Accrued expenses and other current liabilities	524,719
Accrued interest payable	591,608
Net cash provided by operating activities	964,636

Cash flows from investing activities:
Construction in process	(9,992,075)
Restricted cash	(19,836,723)
Net cash used by investing activities	(29,828,798)

Cash flows from financing activities:
Borrowings on long-term debt	25,000,000
Debt issuance costs	(1,616,131)
Members' capital contributions	5,233,600
Net cash provided by financing activities	28,617,469

Net decrease in cash	(246,693)

Cash - beginning of year	250,933

Cash - end of year	$4,240

Cash paid during the year:
Interest	$700,070

See accompanying notes.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

Basis of Presentation: The financial statements include the accounts of Entsorga West Virginia LLC, collectively referred to herein as “the Company.”

Description of Business: The Company was founded on July 9, 2010 as a Delaware Limited Lability Company. The Company is a joint venture between Apple Valley Waste Technologies, LLC, Entsorga S.p.A., and Chemtex International, Inc. The Company and its operating facility are located in Martinsburg, WV, and is the first resource recovery facility in the United States that will utilize Entsorga Italia’s proprietary HEBioT mechanical biological treatment (“MBT”) system. By utilizing the HEBioT MBT system, the Company will recover bio-mass, plastics and other carbon based materials from the mixed municipal solid waste (MSW) stream and convert them into a safe alternative fuel source.  When collecting these sources of MSW, the Company will remove other valuable recyclable commodities such as metals and glass from the HEBioT receiving stream and put them into the local municipality recycling stream. The MSW received will be converted to a clean burning alternative fuel which will be used by large energy users as an alternative or supplement to fossil fuels. It is ideal for co-processing for the production of renewable energy use in coal/oil burning power plants or for the production of renewable energy.

As of December 31, 2016, the Company is still in the construction phase and thus has not yet commenced operations.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Restricted cash: As of December 31, 2016, the Company has $19,836,723 in cash that is restricted as to its use, as it is held by a trustee in accordance with the bond agreement (Note 3). These amounts are held by the Company’s trustee in various bank accounts segregated for specific uses related to the construction of the resource recovery facility. Amounts required to meet current operations of the Company have been classified as current in the accompanying balance sheet as of December 31, 2016.

Construction in process: Property, plant, and equipment are stated at cost and consist of solely construction in process as of December 31, 2016 relating to the construction of the Company’s resource recovery facility. The Company capitalizes all costs incurred to bring an asset to the condition and location necessary for its intended use. Included in the capitalized costs as of December 31, 2016 are construction, legal, leasehold improvements, and interest. Capitalized interest relates to the State of West Virginia Revenue Bonds (Note 3) and amounted to $1,291,678 during the year ended December 31, 2016. Once placed into service, these costs will be depreciated over their estimated useful lives on a straight-line basis.

Debt Issuance Costs: Debt issuance costs represent costs incurred in conjunction with our debt financing activities and are capitalized and amortized over the life of the related financing arrangements.  These costs are recorded as an offset to the related debt instrument on the accompanying balance sheet. If the debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired and are recorded in the statement of operations under the caption “Interest expense.” At December 31, 2016, gross debt issuance costs and accumulated amortization amounted to $1,616,131 and 67,339, respectively. Amortization expense during 2016 related to debt issuance costs and recorded to interest expense amounted to $67,339. Amortization expense is expected to be approximately $80,800 for each of the years ended 2017 through 2035 and approximately $13,000 for the year ended 2036.

Income Taxes: Federal and state income taxes are not payable by or provided for the Company. The members of the Companies are taxed individually on their share of the earnings. Net income or loss is allocated to the members in accordance with provisions of the LLC operating agreement.

Accounting Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, actual results may differ from estimated accounts.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk: At various times throughout the year, the Company had cash and restricted cash in banks that exceeded the federally insured deposit amount. Management does not anticipate non-performance by the financial institutions.

Impairment of Long-Lived Assets: The Company monitors the carrying value of long-lived assets for potential impairment and tests the recoverability of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. If a change in circumstance occurs, the Company performs a test of recoverability by comparing the carrying value of the asset or asset group to its undiscounted expected future cash flows. If cash flows cannot be separately and independently identified for a single asset, the Company will determine whether impairment has occurred for the group of assets for which the Company can identify the projected cash flows. If the carrying values are in excess of undiscounted expected future cash flows, the Company measures any impairment by comparing the fair value of the asset or asset group to its carrying value. Management determined there was no impairment of long-lived assets during the year ended December 31, 2016.

Recent Accounting Pronouncements: In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs”, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. Entities must apply the new requirement in the fiscal years beginning after December 15, 2015. During 2016, the Company adopted these requirements to present debt issuance costs as a reduction in the carrying amount of the debt rather than as an asset.

In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)." The new revenue recognition standard outlines a comprehensive model for companies to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. In August 2015, the FASB affirmed its proposal to defer the effective date of the standard to annual reporting periods (and interim reporting periods within those years) beginning after December 15, 2018. Entities are permitted to apply the new revenue standard early, but not before the original effective date of annual periods beginning after December 15, 2016. The standard shall be applied retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company is currently evaluating the new guidance to determine the impact it may have to its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which provides guidance relating to accounting for leases by lessors and lessees. The guidance will require, among other things, that lessees recognize a right-to-use asset and related lease liability for all significant financing and operating leases, and specifies where in the statement of cash flows the related lease payments are to be presented. The guidance is effective for years beginning after December 15, 2019 (calendar year 2020 for the Company), and early adoption is permitted. The Company is currently evaluating the new guidance to determine the impact it may have to its financial statements.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows”, regarding the presentation of restricted cash on the statement of cash flows. The standards update requires that the reconciliation of the beginning and end of period cash amounts shown in the statement of cash flows include restricted cash. When restricted cash is presented separately from cash and cash equivalents on the balance sheet, a reconciliation is required between the amounts presented on the statement of cash flows and the balance sheet. Also, the new guidance requires the disclosure of information about the nature of the restrictions. The standards update is effective retrospectively for fiscal years and interim periods beginning after December 15, 2017, with early adoption permitted. The Company is currently evaluating the new guidance to determine the impact it may have to its financial statements.

Subsequent Event: These financial statements have not been updated for subsequent events occurring after April 27, 2017, which is the date these financial statements were available to be issued.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 3. LONG-TERM DEBT

During 2016, the Company was issued $25,000,000 in Solid Waste Disposal Revenue Bonds from the West Virginia Economic Development Authority. The bonds were issued in two series with one for $7,535,000 bearing interest at 6.75% per annum with a maturity date of February 1, 2026 and the second for $17,465,000 bearing interest at 7.25% per annum with a maturity of February 1, 2036. Both bond series were issued at par. The $7,535,000 bond is payable first with semi-annual interest only payments through February 1, 2019, then annual payments of principal and semi-annual payments of interest through maturity. The $17,465,000 bond requires annual payments of principal and semi-annual payments of interest beginning February 1, 2027. The bonds are subject to mandatory sinking fund redemption requirements beginning in 2019 for the $7,535,000 bond and 2027 for the $17,465,000 bond. The bond agreement also includes optional redemption features for the holder of the bonds. The agreement also calls for various financial covenants which do not commence until June 30, 2018. The outstanding balance as of December 31, 2016 is $25,000,000, presented net of $1,548,792 of unamortized debt issuance costs in the accompanying balance sheet.

Scheduled future maturities of long-term debt subsequent to 2016 are as follows:

2017	$-
2018	-
2019	740,000
2020	790,000
2021	845,000
Thereafter	22,625,000

$25,000,000

NOTE 4. MEMBERS’ EQUITY

The Company has a Limited Liability Agreement with its Members. Under the agreement, Members’ equity consists of one class of ownership, common units. Allocation of profit and loss is to be allocated among the Members in accordance with their percentage ownership based on their capital account. Distributions are made to Members quarterly for their estimated taxes. Further distributions are subject to the discretion of the Board of Directors based on the pro rata share of the common units. Upon liquidation, proceeds are distributed first to the payment of the Company’s debts and obligations to its creditors (including members), second, to establishment and additions to reserves the Board of Directors deems necessary, and third, to the Members. The Limited Liability Company Agreement includes a put option that grants the Member the right and option to sell to the Company, all, but not less than all of the units held by the member. The Member may exercise the put options after the fifth anniversary of the date units with an aggregate purchase price of at least $6,000,000 have been issued, but prior to the tenth anniversary of the Plant Startup (as defined in the agreement). Additionally, the Limited Liability Company Agreement permits one Member the right and option to purchase the other two members units after March 1, 2017 but before April 30, 2022 subject to certain requirements.

NOTE 5. COMMITMENTS

The Company has a ground lease and easement agreement with Berkley County for the property upon which the facility is being built. The term of the lease is 30 years with up to four separate renewal periods of five years each. The lease commenced on July 1, 2016 and requires quarterly payments in advance. Rent expense for the year ended December 31, 2016 was $35,000.

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ENTSORGA WEST VIRGINIA LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 5. COMMITMENTS (CONTINUED)

Future annual minimum lease payments under noncancelable operating leases subsequent to December 31, 2016 are expected to be as follows:

2017	$70,000
2018	77,500
2019	95,000
2020	109,000
2021	113,000
Thereafter	3,208,500
$3,673,000

The Company has a supplier agreement to sell the solid recovered fuel (SRF) which commences after the facility construction is completed.

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